USQ Core Real Estate Fund	Schedule of Investments
June 30, 2022 (Unaudited)

Description	Shares	Fair Value
	Real Estate Investments - 89.0%
	Private Equity Real Estate Funds - 89.0%* (1)(2)
	AEW Core Property (U.S.), LP	5,980	$7,791,000
	ARA Core Realty Fund, LP	29	4,702,910
	ASB Allegiance Real Estate Fund, LP	4,531	8,664,158
	Bailard Real Estate Investment Trust, Inc.	273,486	9,695,074
	Barings Core Property Fund, LP	54,273	8,912,054
	BGO Daily Value Fund - Class F (3)	468,712	7,111,151
	BGO Diversified U.S. Property Fund	752	2,331,395
	BlackRock U.S. Core Property Fund, LP (4)	-	8,034,311
	CBRE U.S. Core Partners, LP	10,557,000	21,931,853
	CIM UII Onshore, LP	5,981	9,559,744
	Clarion Lion Properties Fund, LP	9,446	19,411,754
	GWL USPF, LP (5)	-	10,261,792
	Madison Core Property Fund, LP	7,279	20,797,409
	MetLife Core Property Fund, LP	1,178	2,235,717
	Prime Property Fund, LLC	211	4,999,991
	PRISA, LP	4,013	9,766,017
	PRREF II, LP	1,354,005	2,662,181
	RREEF America REIT II, Inc.	22,525	3,757,635
	Smart Markets Fund, LP	4,716	9,969,196
	Strategic Property Fund	746,616	10,346,023
	TA Realty Core Property Fund, LP	4,285	6,893,284
	U.S. Real Estate Investment Fund, LLC	3,282	5,311,194
	U.S. Real Property Income Fund, LP (6)	-	1,459,058
	UBS Trumbull Property Fund, LP	142	1,714,271
	Total Real Estate Investments (Cost $161,264,792)		198,319,172

	Short-Term Investments - 8.6%
	Money Market Fund - 8.6%
	Invesco Government & Agency - Institutional Shares, 1.39% (7)	19,226,939	19,226,939
	Total Short-Term Investments (Cost $19,226,939)

	Total Investments - 97.6% (Cost $180,491,731)		$217,546,111
	Other Assets Less Liabilities - 2.4%		5,237,634
	Net Assets - 100.0%		$222,783,745

	Percentages are stated as a percent of net assets.
	LP - Limited Partnership
	REIT - Real Estate Investment Trust
	LLC - Limited Liability Company

(1)	Securities considered illiquid. As of June 30, 2022, the value of these investments was $198,319,172 or 89.0% of the Fund's net assets.
(2)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology.
(3)	Affiliated investment for which ownership exceeds 69% of the investment’s capital. Please refer to Note 4 in the Notes to the Financial Statements.
(4)	Partnership is not designated in units. The Fund owns approximately 0.28% at June 30, 2022.
(5)	Partnership is not designated in units. The Fund owns approximately 0.93% at June 30, 2022.
(6)	Partnership is not designated in units. The Fund owns approximately 0.07% at June 30, 2022.
(7)	Rate reflects seven-day effective yield on June 30, 2022.

USQ Core Real Estate Fund	Schedule of Investments (Continued)
June 30, 2022 (Unaudited)

*	Additional Information on Investments in Private Investment Funds:

Fair Value		Security	Redemption Frequency(1)	Redemption Notice (Days)		Commitments as of June 30, 2022
	$7,791,000	AEW Core Property (U.S.), LP	Quarterly	45		$0
	4,702,910	ARA Core Realty Fund, LP	Quarterly	10		0
	8,664,158	ASB Allegiance Real Estate Fund, LP	Quarterly	30		0
	9,695,074	Bailard Real Estate Investment Trust, Inc.	Quarterly	30		0
	8,912,054	Barings Core Property Fund, LP	Quarterly	60		0
	7,111,151	BGO Daily Value Fund - Class F	Daily	N/A	(2)	0
	2,331,395	BGO Diversified U.S. Property Fund	Quarterly	45		0
	8,034,311	BlackRock U.S. Core Property Fund, LP	Quarterly	60		0
	21,931,853	CBRE U.S. Core Partners, LP	Quarterly	60		0
	9,559,744	CIM UII Onshore, LP	Quarterly	90	(3)	0
	19,411,754	Clarion Lion Properties Fund, LP	Quarterly	90		0
	10,261,792	GWL USPF, LP	Quarterly	90		0
	20,797,409	Madison Core Property Fund LP	Quarterly	90		0
	2,235,717	MetLife Core Property Fund, LP	Quarterly	60		0
	4,999,991	Prime Property Fund, LLC	Quarterly	90		0
	9,766,017	PRISA, LP	Quarterly	90		0
	2,662,181	PRREF II, LP	Daily	5	(2)	0
	3,757,635	RREEF America REIT II, Inc.	Quarterly	45		0
	9,969,196	Smart Markets Fund, LP	Quarterly	45		0
	10,346,023	Strategic Property Fund	Quarterly	30		0
	6,893,284	TA Realty Core Property Fund, LP	Quarterly	45	(4)	5,000,000
	5,311,194	U.S. Real Estate Investment Fund, LLC	Quarterly	90		0
	1,459,058	U.S. Real Property Income Fund, LP	Quarterly	90		0
	1,714,271	UBS Trumbull Property Fund, LP	Quarterly	60		0

(1)
While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can suspend redemptions if the general partner or its respective Board deems it in the best interest of its shareholders. As a result of the COVID-19 pandemic, most of the Private Investment Funds experienced an increase in redemption requests as investors sought to raise cash and rebalance their portfolios. Some funds temporarily suspended their redemption payout while others paid out a pro-rata portion of redemption requests.

(2)	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.
(3)
Redemptions are subject to a three-year holding period from date of the initial capital call.  Partial redemptions are subject to the value of remaining units of at least $5 million. Redeption requirements may be waived as the sole discretion of the general partner.

(4)	Redemption subject to a six-month holding period for the shares being redeemed.

Notes to Schedule of Investments (Unaudited)

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds(a)	$-	$-	$-	$198,319,172
Short Term Investments	19,226,939	-	-	19,226,939
Total	$19,226,939	$-	$-	$217,546,111
(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

Affiliated Investments
Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2022 and may include acquisitions of new investments, prior year holdings that become affiliated during the year, and prior year affiliated holdings that are no longer affiliated as of year-end.

Non-Controlled Affiliates	Beginning Fair Value April 1, 2022	Purchases or Contributions	Sales or Distributions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Ending Fair Value June 30, 2022	Investment Income
BGO Daily Value Fund - Class F	$6,787,084	$-	$-	$324,067	$-	$7,111,151	$-
Total Non-Controlled Affiliates	$6,787,084	$-	$-	$324,067	$-	$7,111,151	$-